Exhibit 10.2

Execution Version
AMENDMENT NO. 3

AMENDMENT NO. 3, dated as of April 7, 2020 (this “Amendment”) by and between SYNEOS HEALTH, INC., a Delaware corporation (the “Administrative Borrower”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), relating to that certain Credit Agreement, dated as of August 1, 2017 (as amended by Amendment No. 1, dated as of May 4, 2018, and by Amendment No. 2, dated as of March 26, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof), among the Borrowers, the Lenders from time to time party thereto and the Administrative Agent (the “Credit Agreement”). Capitalized terms used and not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.
Pursuant to Section 9.02(d)(iii) of the Credit Agreement, the Administrative Agent and the Administrative Borrower agree as follows:

A. Amendment. Clause (m) of the definition of Excess Cash Flow in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “clauses (b), (f) and/or (i) of the definition of “Consolidated Adjusted EBITDA”” with “clauses (b), (f) and/or (j) of the definition of “Consolidated Adjusted EBITDA.””
B. Effectiveness. Pursuant to Section 9.02(d)(iii) of the Credit Agreement, the Administrative Agent may, with the consent of the Administrative Borrower only, amend any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, jointly identified by the Administrative Agent and the Administrative Borrower, in any provision of any Loan Document solely to address such matter as reasonably determined by them acting jointly, without the consent of any Lender. The purpose and effect of this Amendment is to cure a defect in the Credit Agreement and does not adversely affect the rights of any Lender. Accordingly, this Amendment shall become effective on the date hereof (the “Amendment Effective Date”) upon execution by both the Administrative Agent and the Administrative Borrower, without any further action or consent of any other party to any Loan Document.
C.  Effect on the Credit Agreement and the Other Loan Documents. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.
D.  Applicable Law; Jurisdiction; Waiver of Jury Trial, Etc. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE OTHER PROVISIONS OF SECTIONS 9.10 (GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND 9.11 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS.
[Signature pages follow]

Consented to and agreed as of the date first set forth above:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Antje Focke
Name: Antje Focke
Title: Executive Director
[Signature Page – Amendment No. 3]

Consented to and agreed as of the date first set forth above:

SYNEOS HEALTH, INC.,
as Administrative Borrower

By: /s/ Jason Meggs
Name: Jason Meggs
Title: Chief Financial Officer
[Signature Page – Amendment No. 3]